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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  June 13, 2000
                Date of report (Date of earliest event reported)


                            PATTERSON DENTAL COMPANY
               (Exact Name of Registrant as Specified in Charter)




          Minnesota                    0-20572               41-0886515
 (State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)             File Number)       Identification Number)




                            1031 Mendota Heights Road
                            St. Paul, Minnesota 55120
          (Address of Principal Executive Offices, including Zip Code)




                                 (651) 686-1600
              (Registrant's Telephone Number, including Area Code)


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ITEM 5            OTHER EVENTS

         On June 13, 2000, the Board of Directors of the Company declared a 2-for-1 stock split in the form of a 100% stock dividend payable to shareholders of record on June 30, 2000.

         Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended, the Company's Registration Statements on Form S-8 (File Nos. 33-56764 and 333-03583) are deemed to cover additional shares of Common Stock issued or issuable thereunder as a result of the Stock Split. Further, the Company's Registration Statements on Form S-3 (File Nos. 333-19951, 333-41199, 333-61489 and 333-79147) are deemed to cover additional shares of Common Stock issued or issuable to the selling shareholders thereunder as a result of the Stock Split.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         (c)      Exhibits.

                  Exhibit 99.1 Press Release dated June 13, 2000 relating to 2-for-1 stock split in the form of a 100% dividend.

                  Exhibit 99.2 Press Release dated June 14, 2000 relating to 2-for-1 stock split in the form of a 100% dividend.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2000                         PATTERSON DENTAL COMPANY


                                            By /s/ Matthew L. Levitt
                                               ----------------------
                                                   Matthew L. Levitt
                                                   General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit
Number            Description
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99.1              Press release dated June 13, 2000.

99.2              Press release dated June 14, 2000.


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